RIVERPARK FUNDS TRUST

RiverPark/Gargoyle Hedged Value Fund

A series of RiverPark Funds Trust

May 1, 2012

Supplement to the Prospectuses and Statement of Additional Information
dated March 30, 2012

IMPORTANT INFORMATION ABOUT
RIVERPARK/GARGOYLE HEDGED VALUE FUND

Please note that, notwithstanding the supplement filed on March 30, 2012, as of May 1, 2012, the Retail Class Shares and the Institutional Class Shares of the RiverPark/Gargoyle Hedged Value Fund included in the Prospectus dated March 30, 2012, are available for sale.  The Fund’s Class C Shares remain unavailable for sale at this time.

Please retain this Supplement with your
Prospectus for future reference.